SECOND MODIFICATION OF SECOND AMENDED
                   AND RESTATED LOAN AGREEMENT


    THIS SECOND MODIFICATION OF SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Agreement") is entered into as of the 31st day of March, 1997, by and between AMRESCO, INC., a Delaware corporation ("AMRESCO"), and the other entities designated as "Borrowers" in Exhibit A attached hereto (collectively, "Borrowers"), NationsBank of Texas, N.A., a national banking association, as agent ("Agent") for itself and the other Lenders (as defined in the Loan Agreement (defined below)), and the other Lenders.

                       W I T N E S S E T H:

    WHEREAS, reference is made to the credit facilities in the maximum principal amount of $350,000,000, governed by that certain Second Amended and Restated Loan Agreement (as amended from time to time, the "Loan Agreement") dated February 7, 1997, executed by and among certain Lenders (the "Lenders"), Agent and Borrowers (each term used herein but not otherwise defined herein shall be defined as set forth in the Loan Agreement); and

    WHEREAS, Borrowers have requested that certain changes be made to the Loan Agreement, including without limitation, (a) the addition of several entities as lenders thereunder, and (b) the modification of certain definitions and certain negative covenants set forth therein; and

    WHEREAS, Agent and the other Lenders have agreed to the above requests, subject to the terms and conditions contained herein.

    NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, That for and in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Agent, the other Lenders and Borrowers hereby agree as follows:

    1. Definitions. Section 1.1 of the Loan Agreement is hereby amended as follows:

         (a) The following definitions are amended and restated in their entirety to read as follows:

         Additional Debt means any Debt of any Borrower (other than AMRESCO) which Borrower was or is hereafter established for the purpose of making Mortgage Investments or Franchise Investments and conducting all activities ancillary to making Mortgage Investments or Franchise Investments; provided that
    (a) other than the guaranty by AMRESCO of the ACC Warehouse Line, neither AMRESCO nor any Borrower other than the Borrower using the proceeds of such Debt for the purposes described above or co-borrowers (other than AMRESCO) on such Debt, shall have any payment obligation with respect to, or give any collateral to secure, such Debt, (b) any such Debt shall be fully collateralized at its inception, and (c) in no event shall the aggregate amount of Cash Contributed Capital exceed the greater of (i) 7.5% of Total Capital or (ii) 10% of the balance sheet value of Mortgage Investments and Franchise Assets securing the Additional Debt outstanding on the date of determination. The balance sheet value of such Mortgage Investments and Franchise Investments shall be determined in accordance with GAAP and marked to market no less than quarter-annually.

         Amendment Fee has the meaning set forth in Section 2.3(f) hereof.

         Adjusted EBITDA means the difference between (a)
    Consolidated EBITDA and (b) any Net Gains.

         EBITDA Availability shall be equal to the lesser of (a) $250,000,000, or (b) the product of (i) 2.5 times (ii) Adjusted EBITDA calculated for the immediately preceding twelve consecutive months, provided, that, if Adjusted EBITDA declines for two (2) consecutive fiscal quarters, then, as of the quarter end for the second quarter of such decline and continuing thereafter, Adjusted EBITDA shall be the lesser of
    (x) Adjusted EBITDA calculated for the immediately preceding twelve (12) months or (y) Adjusted EBITDA calculated for the immediately preceding three (3) months and annualized.

         Eligible Assignee means (a) a Lender; (b) an Affiliate of a Lender; and (c) any other Person approved by the Agent (such approval not to be unreasonably withheld or delayed) and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.10, AMRESCO, such approval not to be unreasonably withheld or delayed by AMRESCO and such approval to be deemed given by AMRESCO if no objection is received by the assigning Lender and the Agent from AMRESCO within two (2) Business Days after notice of such proposed assignment has been provided by the assigning Lender to AMRESCO; provided, however, that (i) none of the Borrowers nor any Affiliate of any of the Borrowers shall qualify as an Eligible Assignee and (ii) AMRESCO shall have the right set forth in Section 11.10(g).

         Excluded Subsidiaries means, collectively, (a) AMRESCO
    Advisors, Inc., a Texas corporation, and any other existing or future Subsidiary of any Borrower which is subject to the Investment Advisors Act of 1940, as amended, and (b) AMRESCO-MBS I, Inc., a Delaware corporation, AMRESCO Commercial, ARSC,
    ACCC, and such other Subsidiaries as are designated in writing to Agent by AMRESCO as Excluded Subsidiaries.

         Fixed Charge Coverage Ratio means, for any date of determination, the ratio of (a) the sum of (i) Adjusted EBITDA plus (ii) Consolidated Lease Expense, both for the immediately preceding twelve calendar months, to (b) the sum of (i) Consolidated Interest Expense plus (ii) Consolidated Lease Expense, both for the immediately preceding twelve calendar months.

         Franchise Investments means loans to business franchises or investments in securities backed by loans to such business franchises.

         Interest Coverage Ratio means, for any date of determination, the ratio of (a) Adjusted EBITDA for the immediately preceding twelve calendar months to (b)
    Consolidated Interest Expense for the immediately preceding twelve calendar months.

         LIBOR Margin means the applicable margins based on AMRESCO's Senior Consolidated Funded Debt to Adjusted EBITDA ratio computed as of the last day of each calendar quarter on a trailing four-quarter basis or a Qualified Investment Rating (whichever results in the lowest applicable margin), as determined pursuant to Schedule II attached hereto.

         Qualified Investment Rating means the highest currently effective rating of the Credit Facilities, rated together, at the time of determination, if any, given by Fitch Investors Service, Inc., Standard & Poor's Ratings Group (a Division of McGraw-Hill, Inc.), Moody's Investors Services, Inc., Duff & Phelps Credit Rating Co. ("DCR") or such other rating agency acceptable to the Required Lenders; provided, that if DCR gives a rating higher than BBB- and such rating is the highest currently effective rating, the Qualified Investment Rating shall be the higher of (a) the highest rating other than the rating given by DCR, or (b) the previous rating given by DCR which was BBB- or lower.

         Revolving Credit Facility means the revolving line of credit created pursuant to this Agreement in an amount equal to the lesser of (a) an amount equal to (i) $350,000,000 less
    (ii) the Term Facility, or (b) the Revolving Commitment.

         Revolving Facility Termination Date means May 31, 1999.

         Term Facility means the term facility created by this Agreement in an amount not to exceed Sixty Million and No/100 Dollars ($60,000,000.00), evidenced by the promissory notes to be made by Borrowers to each Term Lender in the amount of such Term Lender's Term Loan Commitment Amount.

         (b)  Subparagraph (h) of the definition of "Required
    Lenders" is hereby amended and restated as set forth below:

         (h) After the occurrence of an Event of Default, all other decisions, consents and votes required by the Lenders will require the approval of the Lenders holding at the time in question a portion of the Credit Facilities (including participations in Letters of Credit) equal to or greater than 51% of the sum of (i) the aggregate unpaid principal amount of the Notes, plus (ii) the Letter of Credit Exposure, plus (iii) the Commercial Paper Reserve (unless the approval or consent of only the Revolving Lenders or the Term Lenders is specifically required by the Loan Documents); provided, that, after the occurrence of an Event of Default which has been waived, the approval of Revolving Lenders holding at the time in question a portion of the Revolving Credit Facility equal to or greater than 51% of the Revolving Commitment shall be required prior to making the initial Advance under the Revolving Credit Facility subsequent to such waiver.

In addition, (i) subparagraphs (a), (b) and (c) of the definition of "Required Lenders" are hereby modified to require the approval of all Lenders prior to an increase in the Applicable Rate related to either Credit Facility, other than an increase in the interest rate after the occurrence of a Default as permitted by the Loan Agreement, and (ii) the reference to Section 11.10(a)(i) in subparagraph (a) is hereby modified to reference Section 11.10(a) and (g).

         (c)  The following definition is hereby added to Section
1.1 of the Loan Agreement:

         Net Gain means the difference between (a) any gain from the sale of assets in connection with the creation of asset-backed securities which would be required to be reported by any Borrower on such Borrower's financial statements in accordance with GAAP for the period for which such gain is being calculated, including, without limitation, any non-cash revenues related to mortgage origination or mortgage servicing, and (b) the sum of (i) the cash portion of the gain included in clause (a) above, which consists of (x) the cash net origination fees received in connection with the loans supporting the asset-backed securities, and (y) the cash portion of the gain realized from the sale of assets in connection with such asset-backed securities plus (ii) any expenses incurred, directly or indirectly, in connection with such creation of asset-backed securities to the extent such expenses exceed the cash portion of the gain calculated pursuant to clause (b)(i) above.

         (d) In connection with the Term Facility, the definition of "Borrowers" shall be, and is hereby, modified to exclude AMRESCO Jersey Ventures Limited, AMRESCO UK Holdings Limited, AMRESCO UK Limited, AMRESCO UK Ventures Limited, Old Midland House Limited and any future foreign subsidiaries of AMRESCO (collectively the "Foreign Entities"), and none of the Foreign Entities shall be a "Maker" as such term is defined in each Term Note. However, each Foreign Entity agrees to jointly and severally guarantee the payment in full of all amounts outstanding under the Term Notes (in the Dollar Equivalent of such amounts). Lenders, Borrowers and the Foreign Entities understand and agree that wherever the term "Borrowers" is used in the Loan Documents, such term shall also refer to the Foreign Entities in their capacity as guarantors of the Term Facility.

    2.   Commitment.  Subsection (a) of Section 2.1 of the Loan
Agreement shall be amended and restated in its entirety as follows:

         (a) Revolving Credit Facility Advances. Each Revolving Lender severally agrees to make in the manner set forth in
    Section 2.2, its pro rata part (based on its Revolving Loan Percentage) of one or more Advances for general corporate purposes, which, subject to the Loan Documents, any Borrower may borrow, repay, and reborrow under this Agreement; provided, that, (A) each such Advance must occur on a Business Day and no later than the Business Day immediately preceding the Revolving Facility Termination Date, (B) each such Advance must be in an amount not less than the limitations provided in
    Section 2.2, and (C) on any date of determination, the outstanding principal balance of the Revolving Credit Facility shall never exceed the lesser of (1) the difference between
    (a) the Borrowing Base, minus (b) the aggregate amount outstanding under the Term Facility, (2) an amount equal to the difference between (a) the Revolving Commitment, minus (b) the sum of (i) the Letter of Credit Exposure, plus (ii) the Commercial Paper Reserve, or (3) $310,000,000. In no event shall any Revolving Lender be required to make any Advances in excess of such Lender's Revolving Loan Percentage of the amount required to be advanced by the Revolving Lenders under the above provisions of this Section 2.1 or which would cause any Revolving Lender to have made Advances in excess of such Lender's Revolving Loan Commitment Amount. In the event that as of the Closing Date, the Revolving Commitment does not equal the lesser of (i) Three Hundred Ten Million and No/100 Dollars ($310,000,000.00), or (ii) the difference between (1) $350,000,000, less (2) the Term Facility, Revolving Lenders acceptable to both Agent and AMRESCO may be added to this Agreement until such time that the Revolving Commitment equals the lesser the preceding (i) or (ii). Agent and Borrowers shall execute a supplement to this Agreement evidencing the additional Revolving Lenders and their Revolving Loan Commitment Amount and Revolving Loan Percentage, and shall distribute a copy of such schedule to the other Lenders as soon as practicably possible.

    3.   Fees.  Subsection (f) of Section 2.3 of the Loan
Agreement shall be amended and restated in its entirety as follows:

         (f) Amendment Fee. Borrowers shall pay to Agent, in addition to such other fees and charges which Lenders may require, a fee (the "Amendment Fee") of an amount not less than the product of (i) five one hundredths of one percent (.05%) times (ii) the Revolving Commitment and the aggregate outstanding unpaid principal amount under the Term Notes, for each material amendment to this Agreement initiated by any Borrower and entered into by Agent, the Lenders and Borrowers after the date hereof; provided, that, no such fee shall be required in connection with any amendment to this Agreement the sole purpose of which is to add any Person as a Lender or Borrower hereunder. Such Amendment Fee shall be distributed by Agent to each Lender in accordance with either its Revolving Loan Percentage or Term Loan Percentage, as applicable.

    4.   Payments of Advances; Reduction of the Commitment Amount.

         (a) Subsection (a) of Section 3.6 of the Loan Agreement shall be amended and restated in its entirety as follows:

         (a) At any time prior to the occurrence of an Event of Default, Borrowers may by notice from AMRESCO to Agent prior to 10:00 a.m. (Dallas, Texas time) on the date on which prepayment under this Section 3.6 is to be made, voluntarily prepay amounts outstanding under the Revolving Credit Facility from time to time and at any time, in whole or in part, without premium or penalty; provided, that (i) each such partial payment must be in a minimum amount of at least One Million and No/100 Dollars ($1,000,000.00) (or, as to prepayment of portions thereof which are Alternate Currency Advances, the Dollar Equivalent thereof), and (ii) Borrowers shall pay any related Consequential Losses or Alternate Currency Losses within ten days after Agent's demand therefor. Each such optional prepayment shall be applied to the Revolving Credit Facility ratably in accordance with Section
    3.9 to pay the amounts owed to each Revolving Lender thereunder. At any time subsequent to the Revolving Facility Termination Date or the termination of the Revolving Credit Facility, but prior to the occurrence of an Event of Default, Borrowers may by notice from AMRESCO to Agent prior to 10:00 a.m. (Dallas, Texas time) on the date on which prepayment under this Section 3.6 is to be made, voluntarily prepay amounts outstanding under the Term Facility from time to time and at any time, in whole or in part, without premium or penalty; provided, that Borrowers shall pay any related Consequential Losses within ten days after Agent's demand therefor. Each such optional prepayment shall be applied to the Term Facility ratably in accordance with Section 3.9 to pay the amounts owed to each Term Lender thereunder.

         (b) Agent, Lenders and Borrowers hereby agree that the last two sentences of Section 3.6(f) apply to all of Section 3.6.

         (c)  The following subsection (g) shall be added to
Section 3.6 of the Loan Agreement:

         (g) As long as no Event of Default has occurred and is continuing, Borrower shall make such regularly scheduled principal payments under the Term Facility as are set forth in the Term Notes; provided, that prior to the Revolving Facility Termination Date or the termination of the Revolving Credit Facility, the aggregate amount of such principal payments under the Term Facility during the twelve (12) month period immediately preceding any such payment shall not exceed one percent (1%) of the aggregate outstanding balance under the Term Notes at the beginning of such twelve (12) month period.

    5. Release of Collateral. Section 5.9 of the Loan Agreement shall be amended and restated in its entirety as follows:

         Section 5.9. Release of Collateral. Prior to the occurrence of a Default or an Event of Default, Borrowers shall be entitled to obtain a release of the Lenders' Liens with respect to certain of the Collateral designated by Borrowers so long as (a) either (i) the Collateral being released is not required to be pledged to the Lenders pursuant to the terms of this Agreement, (ii) the Collateral being released is being sold by such Borrower (provided, that, if the purchaser or transferee in connection with such sale is an Excluded Subsidiary, the book value [determined in accordance with GAAP] of any item of Collateral being released does not exceed three percent (3%) of Total Capital and the aggregate book value [determined in accordance with GAAP] of all items of Collateral so released over the immediately preceding twelve month period does not exceed ten percent (10%) of Total Capital), or (iii) the Collateral being released is being pledged by such Borrower to secure Debt which such Borrower is entitled to incur under Section 8.5 and such Borrower is entitled under Section 8.7 to grant a lien on such Collateral being released in favor of the Person for whom, and securing the Debt which, such lien is then being created to secure, (b) Borrowers shall continue to be in compliance under this Agreement following the release of such Lenders' Liens, and
    (c) Borrowers have reduced the amount outstanding under the Credit Facilities in an amount deemed satisfactory by Agent, in its sole discretion, due to such release of Collateral.

    5. Coverage Ratios. Section 8.3 of the Loan Agreement shall be amended and restated in its entirety as follows:

         Section 8.3.   Coverage Ratios.  Borrowers shall not
    permit (a) the Fixed Charge Coverage Ratio to be less than
    1.50 to 1.00; and (b) the Interest Coverage Ratio to be less than 1.50 to 1.00.

    6.   Senior Consolidated Funded Debt to Adjusted EBITDA.
Section 8.4 of the Loan Agreement shall be amended and restated in its entirety as follows:

         Section 8.4.   Senior Consolidated Funded Debt to
    Adjusted EBITDA. As of the last day of any calendar quarter, Borrowers shall not permit Senior Consolidated Funded Debt to
    Adjusted EBITDA (for the immediately preceding four calendar quarters) to be greater than 3.25 to 1.0.

    7.   Permitted Debt.  Subsections (b), (d) and (l) of Section
8.5 of the Loan Agreement shall be amended and restated in their entirety as follows:

    (b) any Borrower or any Excluded Subsidiary may have liability under unsecured Interest and Foreign Exchange Hedge Agreements, so long as (i) there is no recourse to any Borrower or Excluded Subsidiary under any such Interest and Foreign Exchange Hedge Agreements other than the Borrower or Excluded Subsidiary entering into such Interest and Foreign Exchange Agreement, (ii) each such Interest and Foreign Exchange Hedge Agreement has a maturity of no more than seven years, (iii) the purpose of each such Interest and Foreign Exchange Hedge Agreement is to hedge the Borrowers' interest rate or foreign exchange or other business risk, and is not speculative in nature, and (iv) the Borrowers do not deviate from the current practices and policies related to obtaining Interest and Foreign Exchange Hedge Agreements in effect on the date hereof as such practices and policies may be reasonably changed so long as such changes are consistent with such practices and policies in effect on the date hereof;

    (d) the Investment Line of Credit and all Additional Debt in an aggregate amount outstanding not to exceed One Billion
    Seven Hundred Fifty Million and No/100 Dollars
    ($1,750,000,000); and

    (l) Excluded Subsidiary Debt, provided, that the outstanding principal balance of each credit facility constituting a part of the Excluded Subsidiary Debt shall in no event be less than sixty-five percent (65%) of the lesser of (i) the purchase price of the assets purchased with such credit facility, and
    (ii) the market value of such assets marked to market in accordance with, and as required by, GAAP.

    8.   Permitted Liens. Subsection (h) of Section 8.7 of the
Loan Agreement shall be amended and restated in its entirety as follows:

    (h) Liens securing the Investment Line of Credit or Liens securing any Additional Debt covering Mortgage Investments or Franchise Investments;

    9.   Permitted Investments.  Section 8.10 of the Loan
Agreement shall be amended and restated in its entirety as follows:

         Section 8.10. Investments. Without the prior written consent of Required Lenders, no Borrower shall, and no Borrower shall permit any of its Subsidiaries to, directly or indirectly, make any loans, advances, extensions of credit or capital contributions to, make any investment in, or purchase any stock or securities of, or interest in, any Person (including, without limitation, a Subsidiary of any Borrower unless such Subsidiary has become a "Borrower" under the Credit Facilities), except for

    (a) Permitted Investments;

    (b) Related Investments with respect to which (i) in the case of an Acquisition, the board of directors of the entity being acquired has approved such Acquisition, (ii) the assets, property or business acquired or invested in shall be in a business or activity consistent with the business and activity presently engaged in by Borrowers and approved under the Loan Documents, and (iii) the Related Investment Consideration is less than 5% of Total Capital or, with respect to any Acquisition of a corporate entity which causes a change of control of such entity, such Related Investment Consideration does not exceed $10,000,000;

    (c) any investment in or purchase of any Asset Portfolio which does not exceed 15% of Total Capital;

    (d) any investment in or purchase of any Acquired Loan which does not exceed 5% of Total Capital;

    (e) any investment in or a funding of any High Yield Loan where the investment in or funding of the original principal balance of such High Yield Loan does not exceed 5% of Total
    Capital;

    (f) investments in Interest and Foreign Hedge Agreements;

    (g) investments in commercial and residential mortgages or mortgage-backed securities (including, without limitation, purchased residuals), other than the Retained Residential Residual Interests and the Retained Commercial Residual Interests, provided, that each such investment shall not exceed 10% of Total Capital;

    (h) investments in real estate so long as the aggregate of such investments does not exceed 15% of Total Capital;

    (i) investments in Retained Residential Residual Interests or
    Retained Commercial Residual Interests;

    (j) any investment in or purchase of Permitted Foreign Assets
    (based on Dollar Equivalent) which does not exceed 10% of Total Capital;

    (k) loans to any employee of any Borrower or any Subsidiary of any Borrower so long as the aggregate of such loans does not exceed $1,500,000;

    (l) investments in NIM Trusts so long as the aggregate of such investments at any time does not exceed 20% of Total Capital;
    and

    (m) investments in Excluded Subsidiaries so long as the aggregate of such investments does not exceed 25% of Total Capital (other than the investment in ARSC for which there will be no limit so long as the Lenders have a first and prior lien and security interest on all of the assets and stock of ARSC and ARSC has no Debt other than Debt under this Agreement);

    provided, in no event shall any investment permitted pursuant to the preceding clauses (b) through (m) be permitted if there shall exist a Default or Event of Default, or if after giving effect to any such investment, Borrowers shall not be in compliance with any covenant set forth in the Loan Documents. If any investment satisfies one of the preceding clauses (b),
    (c),(d),(e),(g), or (j), then such investment will not be required to satisfy any requirement set forth in the remaining clauses (b),(c),(d),(e),(g), or (j).

    10. Distributions. Section 8.11 of the Loan Agreement shall be amended and restated in its entirety as follows:

         Section 8.11. Distributions. No Borrower shall make or declare any Distributions after the occurrence of a Default. Prior to the occurrence of a Default, (a) AMRESCO shall be entitled to make Distributions in an amount not to exceed twenty-five percent (25%) of the net income of AMRESCO (determined in accordance with GAAP) on a consolidated basis for the twelve month period immediately preceding such Distribution and (b) each Borrower (other than AMRESCO) shall be entitled to make Distributions to another Borrower.

    11.  Events of Default.  Subsection (e) of Section 9.1 of the
Loan Agreement shall be amended and restated in its entirety as follows:

         (e)  The occurrence of (1) any event or condition which
    (i) results in the acceleration of the maturity of any Debt of any Borrower, or (ii) constitutes a default under any Debt of any Borrower, provided, that if notice is required to be given under the documents evidencing or securing such Debt prior to acceleration thereof, it shall not be an Event of Default hereunder until Borrower has received written notice of such default, (2) any event or condition which would require any Borrower or any Excluded Subsidiary to make a payment under any Interest and Foreign Exchange Hedge Agreement, and the effect of making such payment, would cause Borrowers to violate any provision of Article VIII hereunder as tested on the date any such Interest or Foreign Hedge Agreement payment became payable, or (3) a default or event of default under the documents evidencing or securing (i) the Approved Subordinated Debt, (ii) the Approved Senior Debt, (iii) any indebtedness under the ACMF Transaction Documents, (iv) the Additional Debt, or (v) any Bridge Debt, or the payment by any Borrower, or the approval of the board of directors of any Borrower for the payment, of amounts under any of the preceding clauses
    (2)(i) or (2)(ii) in excess of the regularly scheduled payments thereunder, or which would otherwise cause a violation by any Borrower of any covenant or condition contained in any of the Loan Documents;

    12.  Remedies.  The first paragraph and subsection (a) of
Section 9.2 of the Loan Agreement shall be amended and restated in their entirety as follows:

         Section 9.2. Remedies. Upon the occurrence of an Event of Default, Agent, at the direction and election of the Required Lenders, acting by or through any of its agents, trustees or other Persons, without notice (unless expressly provided for herein), demand or presentment (including, without limitation, notice of default, notice of intent to accelerate or of acceleration) all of which are hereby waived, and in addition to any other provision of this Agreement or any other Loan Document, may exercise any or all of the following rights, remedies and recourses:

         (a) Terminate Lenders commitment to make Advances hereunder and declare the unpaid principal balance of each of the Notes, the accrued and unpaid interest thereon and any other accrued but unpaid portion of the Obligations to be immediately due and payable, without notice (expressly including, but not limited to, notice of default, notice of intent to accelerate or of acceleration), except any notice that is expressly required by the terms of this Agreement, presentment, protest, demand or action of any nature whatsoever, each of which hereby is expressly waived by each of the Borrowers, whereupon the same shall become immediately due and payable. Notwithstanding the foregoing or anything to the contrary contained herein or in any other Loan Document, upon the occurrence of an Event of Default described in
    Section 9.1(f) or Section 9.1(g) by any Borrower, the entire unpaid principal balance of the Notes, and all accrued, unpaid interest thereon shall automatically be accelerated and immediately be due and payable in full, without notice (expressly including, but not limited to, notice of default, intent to accelerate or of acceleration), presentment, protest, demand or action of any nature whatsoever, each of which hereby is expressly waived by each of the Borrowers; provided, however, that if accelerated automatically pursuant to this sentence, the Notes and all such indebtedness may be reinstated at the option and upon the written approval of the Required Lenders.

    13.  Expenses; Documentary Taxes; Indemnification.  Section
11.4 of the Loan Agreement shall be modified such that the sentece from such section which reads "Borrowers shall, jointly and severally, indemnify Agent and each Lender against any Taxes (other than Taxes on the income of any Lender) imposed by reason of the execution and delivery of this Agreement or the Notes." shall be amended and restated to read as follows:

         Borrowers shall, jointly and severally, indemnify Agent and each Lender against any Taxes (other than Taxes on the income of any Lender) imposed by reason of the execution, performance and delivery of this Agreement or the Notes.

    14.  Assignments and Participations.  Section 11.10 of the
Loan Agreement shall be amended and restated in its entirety as follows:

         Assignments and Participations. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no Borrower shall, directly or indirectly, assign or transfer, or attempt to assign or transfer, any of its rights, duties or obligations under this Agreement without the express prior written consent of all of the Lenders. Lenders may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Note and its Revolving Loan Commitment Amount or Term Loan Commitment Amount, as applicable); provided, however, that

              (i) each such assignment shall be to an Eligible Assignee;

              (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to (1) as to the Term Facility, Five Million and No/100 Dollars ($5,000,000.00), and (2) as to the Revolving Facility, the lesser of Five Million and No/100 Dollars ($5,000,000.00) or 6% of the Revolving Commitment in effect from time to time;

              (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and the applicable Note; and

              (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit D hereto, together with any Note subject to such assignment and a processing fee of $3,500.

    Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrowers shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to AMRESCO and Agent certification as to exemption from deduction or withholding of Taxes in accordance with
    Section 11.20.

         (b)  Agent shall maintain at its address referred to in
    Schedule I a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Loan Commitment Amount or Term Loan Commitment Amount, as applicable, owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by AMRESCO or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit D hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

         (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Loan Commitment Amount or Term Loan Commitment Amount, as applicable, and its Note); provided, however, that
    (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) prior to an Event of Default which has occurred and is continuing, such participant shall be approved by AMRESCO, such approval not to be unreasonably withheld or delayed by AMRESCO and such approval to be deemed given by AMRESCO if no objection is received by the selling Lender from AMRESCO within two (2) Business Days after notice of such proposed participation has been provided by the selling Lender to AMRESCO (provided, that, AMRESCO shall have the right set forth in clause (g) below), (iv) the participant shall be entitled to the benefit of the yield protection provisions contained in Article III, and (v) AMRESCO shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Note, extending any scheduled principal payment date or date fixed for the payment of interest on such Note or extending the Revolving Facility or Term Facility, as applicable).

         (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Note or any amount outstanding thereunder to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         (f) Any Lender may furnish any information concerning the Borrowers or any of their Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 7.3 hereof; and provided, that until AMRESCO has approved or disapproved a prospective assignee or participant pursuant to this Agreement (if such approval is permitted by this Agreement), any Lender may provide to such prospective assignee or participant only information available to the public.

         (g) In the event a Lender proposes to assign or participate its interest in, or otherwise wants to be taken out of, either of the Credit Facilities, AMRESCO shall have the right, subject to the unanimous consent of all other Lenders (or deemed consent in the manner provided below), to prepay to the affected Lender an amount equal to the proposed assignment or participation or pay-off, and the Revolving Commitment or Term Facility (as applicable) of such Lender will be permanently reduced by such amount; provided, that in order to exercise such right, (i) there shall not have occurred any Default which is continuing on the date of the proposed prepayment, (ii) in the case of a proposed assignment or participation, AMRESCO shall notify Agent of its desire to make the prepayment above described within the period established for AMRESCO's approval or disapproval of a prospective assignee or participant as set forth in the definition of "Eligible Assignee" and subsection (d) above,
    (iii) AMRESCO shall make such prepayment to Agent (for distribution to the applicable Lender) within two (2) Business Days after receiving notice of approval of the Lenders. AMRESCO and Lenders understand and agree that if Lenders' approval is not received by AMRESCO within ten (10) Business Days of AMRESCO's notice sent pursuant to clause (ii) above, such request shall be deemed disapproved, unless the Lenders holding at the time in question a portion of the Credit Facilities (including participations in Letters of Credit, but excluding the interest of the assigning, participating or existing Lender) equal to or greater than 75% of the sum of
    (1) the Revolving Commitment, plus (2) the aggregate unpaid principal amount of the Term Notes have approved such prepayment in writing within such ten day period and none of the other Lenders have objected to such prepayment in writing within such ten day period.

    15.  Taxes.  The following Section 11.20 shall be added to the
                 Loan Agreement in its entirety as follows:

         Section 11.20 Taxes. Each Lender (or Transferee) that is not a corporation or partnership created or organized in or under the laws of the United States, any estate that is subject to federal income taxation regardless of the source of its income or any trust which is subject to the supervision of a court within the United States and the control of a United States fiduciary as described in section 7701(a)(30) of the Internal Revenue Code (a "Non-U.S. Lender") shall deliver to AMRESCO and Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) on or before the date on which it becomes a party to this Agreement (or, in the case of a Participant, on or before the date on which such Participant purchases the related participation) either:

              (a) (x) two duly completed and signed copies of either Internal Revenue Service Form 1001 (relating to such Non-U.S. Lender and entitling it to a complete exemption from withholding of U.S. Taxes on all amounts to be received by such Non-U.S. Lender pursuant to this Agreement and the other Loan Documents) or Form 4224 (relating to all amounts to be received by such Non-U.S. Lender pursuant to this Agreement and the other Loan Documents), or successor and related applicable forms, as the case may be, and (y) two duly completed and signed copies of Internal Revenue Service Form W-8 or W-9, or successor and related applicable forms, as the case may be; ;or

              (b) in the case of a Non-U.S. Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and that does not comply with the requirements of clause (a) hereof, (x) a statement in a form as shall be reasonably requested by AMRESCO from time to time) to the effect that such Non-U.S. Lender is eligible for a complete exemption from withholding of U.S. Taxes under Code Section 87(b) or 881(c), and (y) two duly completed and signed copies of Internal Revenue Service Form W-8 or successor and related applicable forms.

    Further, each Non-U.S. Lender agrees to deliver to AMRESCO and Agent, and if applicable, the assigning Lender (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two further duly completed and signed copies of such Forms 1001, 4224, W-8 or W-9, as the case may be, or successor and related applicable forms, on or before the date that any such form expires or becomes obsolete and promptly after the occurrence of any event requiring a change from the most recent form(s) previously delivered by it to the Borrowers (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) in accordance with applicable United States laws and regulations; unless, in any such case, any change in law or regulation has occurred subsequent to the date such Lender became a party to this Agreement (or in the case of a Participant, the date on which such Participant purchased the related participation) which renders all such forms inapplicable or which would prevent such Lender (or Participant) from properly completing and executing any such form with respect to it and such Lender promptly notifies AMRESCO and Agent (or, in the case of a Participant, the Lender from which the related participation shall have been purchased) if it is no longer able to deliver, or if it is required to withdraw or cancel, any form or statement previously delivered by it pursuant to this Section
    11.20. A Non-U.S. Lender shall not be required to deliver any form or statement pursuant to the immediately preceding sentences in this Section 11.20 that such Non-U.S. Lender is not legally able to deliver (it being understood and agreed that AMRESCO shall withhold or deduct such amounts from any payments made to such Non-U.S. Lender that the Borrowers reasonably determines are required by law and that payments resulting from a failure to comply with this Section 11.20 shall not be subject to payment or indemnity by the Borrowers pursuant to Section 11.4).

    16. Judgment Currency. The following Section 11.21 shall be added to the Loan Agreement in its entirety as follows:

         11.21     Judgment Currency.

              (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of Borrowers in respect of any such sum due from them to Agent, the Lenders, or any other Person hereunder (the "Judgment Creditors") or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Judgment Creditor(s) of any sum adjudged to be so due in the Judgment Currency, Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Judgment Creditor(s) in the Agreement Currency, Borrowers jointly and severally agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Judgment Creditor(s) against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Judgment Creditor(s) in such currency, the Judgment Creditor receiving such overpayment agrees to return the amount of any excess received by such entity to Borrowers (or to any other Person who may be entitled thereto under applicable law).

              (b) Borrowers jointly and severally promise to indemnify each Judgment Creditor against and hold each Judgment Creditor harmless from all loss and damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment (or, in the case of partial payments, the date of each partial payment) thereof by Borrowers, or any of Borrowers. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by Agent, the Required Lenders, or the Lenders from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.

    17. Amended Schedule I. Schedule I of the Loan Agreement shall be, and is hereby, amended and restated in its entirety as set forth on Exhibit A attached hereto and incorporated herein by reference for all purposes.

    18. Amended Schedule II. Schedule II of the Loan Agreement shall be, and is hereby, amended and restated in its entirety as set forth on Exhibit B attached hereto and incorporated herein by reference for all purposes.

    19. Definition of Loan Documents. The definition of "Loan Documents", as defined in the Loan Agreement and as used in the Loan Agreement, the other Loan Documents and herein, shall be, and is hereby, modified to include this Agreement and any and all documents executed in connection herewith.

    20. Conditions Precedent to this Agreement. As conditions precedent to this Agreement and the modifications to the Loan
Agreement pursuant hereto, all of the following shall have been satisfied:

    (a) Borrowers shall have executed and delivered to Agent (i) this Agreement and (ii) each new Note required to be executed pursuant to the Loan Agreement payable to each new Lender under the Credit Facilities; and

    (b) Borrowers shall have delivered to Agent all resolutions, powers of attorney, certificates or documents as Agent may request relating to (i) the existence of Borrowers, and (ii) the corporate and partnership authority for the execution and validity of this Agreement, together with all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and content satisfactory to Agent.

    21. Reaffirmation of Debt. Borrowers hereby agree and acknowledge that they are well and truly indebted to Lenders pursuant to the terms of the Notes and the other Loan Documents, as modified hereby.

    22. Ratification. Except as otherwise expressly modified by this Agreement, all terms and provisions of the Loan Agreement, the Notes, and the other Loan Documents shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

    23. Default. Except as otherwise expressly modified by this Agreement, no Event of Default has occurred and is continuing under any of the Loan Documents.

    24. Payment of Expenses. Borrowers agree to provide to Lenders, upon demand, the reasonable attorneys' fees and expenses of Agent's counsel, filing and recording fees and other reasonable expenses incurred by Agent in connection with this Agreement.

    25. Further Assurances. Borrowers shall execute and deliver to Agent such other documents as may be necessary or as may be required, in the opinion of counsel to Agent, to effect the transactions contemplated hereby and to protect the liens and security interests.

    26. Binding Agreement. This Agreement shall be binding upon, and shall inure to the benefit of, the parties' respective heirs, representatives, successors and assigns.

    27. Enforceability. In the event the enforceability or validity of any portion of this Agreement, the Loan Agreement, the Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or Texas law would uphold or would enforce such challenged or questioned provision.

    28. Counterparts. This Agreement may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

    29.  Choice of Law.  THIS AGREEMENT AND THE OTHER LOAN
DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS
PREEMPT THE LAWS OF THE STATE OF TEXAS.

    30. Entire Agreement. This Agreement, the Loan Agreement and the Notes, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated.

    THIS AGREEMENT AND THE OTHER WRITTEN INSTRUMENTS, AGREEMENTS
AND DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT, AND THE
LOAN AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REPRESENT
THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED
BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS
OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. IN WITNESS WHEREOF, this Agreement is executed effective as of the date first written above.


                        BORROWERS:

                        AMRESCO, INC., a Delaware corporation


                        By:_____________________________________
                             Thomas J. Andrus,
                             Treasurer


                         AFC EQUITIES, INC.
                         AMRESCO ATLANTA INDUSTRIAL, INC.
                         AMRESCO BUILDERS GROUP, INC.
                         AMRESCO CANADA, INC.
                         AMRESCO CAPITAL CORPORATION
                         AMRESCO CAPITAL LIMITED, INC.
                         AMRESCO CONSOLIDATION CORP. f/k/a AMRESCO
                              MORTGAGE CAPITAL, INC.
                         AMRESCO EQUITIES CANADA INC.
                         AMRESCO FINANCIAL I, INC.
                         AMRESCO FINANCIAL I, L.P.
                         AMRESCO FUNDING CORPORATION
                         AMRESCO INSTITUTIONAL, INC.
                         AMRESCO INVESTMENTS, INC.
                         AMRESCO JERSEY VENTURES LIMITED
                         AMRESCO MANAGEMENT, INC.
                         AMRESCO NEW ENGLAND, L.P.
                         AMRESCO NEW ENGLAND II, L.P.
                         AMRESCO NEW ENGLAND, INC.
                         AMRESCO NEW ENGLAND II, INC.
                         AMRESCO NEW HAMPSHIRE, INC.
                         AMRESCO NEW HAMPSHIRE, L.P.
                         AMRESCO OVERSEAS, INC. f/k/a AMRESCO
                             SERVICES, INC.
                         AMRESCO PORTFOLIO INVESTMENTS, INC.
                         AMRESCO PRINCIPAL MANAGERS I, INC.
                         AMRESCO PRINCIPAL MANAGERS II, INC.
                         AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
                         AMRESCO RESIDENTIAL CONDUIT, INC.
                         AMRESCO RESIDENTIAL CREDIT CORPORATION
                         AMRESCO RESIDENTIAL MORTGAGE CORPORATION
                         AMRESCO RHODE ISLAND, INC.
                         AMRESCO SERVICES CANADA INC.
                         AMRESCO UK HOLDINGS LIMITED
                         AMRESCO UK LIMITED
                         AMRESCO UK VENTURES LIMITED
                         AMRESCO VENTURES, INC. f/k/a AMRESCO
                             GENERAL PARTNERS, INC.
                         AMRESCO 1994-N2, INC.
                         ASSET MANAGEMENT RESOLUTION COMPANY
                         BEI 1992 - N1, INC.
                         BEI 1993 - N3, INC.
                         BEI 1994 - N1, INC.
                         BEI MULTI-POOL, INC.
                         BEI PORTFOLIO INVESTMENTS, INC.
                         BEI PORTFOLIO MANAGERS, INC.
                         BEI REAL ESTATE SERVICES, INC.
                         BEI SANJAC, INC.
                         CLC LEASING, INC.
                         COMMONWEALTH TRUST DEED SERVICES, INC.
                         COMMERCIAL LENDING CORPORATION
                         ENT MIDWEST, INC.
                         ENT NEW JERSEY, INC.
                         ENT SOUTHERN CALIFORNIA, INC.
                         EXPRESS FUNDING, INC.
                         GRANITE EQUITIES, INC.
                         HOLLIDAY FENOGLIO, INC.
                         LIFETIME HOMES, INC., f/k/a LIFETIME
                         HOMES OF NEW JERSEY, INC.
                         OAK CLIFF FINANCIAL, INC.
                         OLD MIDLAND HOUSE LIMITED
                             PRESTON HOLLOW ASSET HOLDINGS, INC.
                         QUALITY FUNDING, INC.
                         QUALITY TRUSTEE SERVICES, INC.
                         SAVE-MORE INSURANCE SERVICES, INC.
                         WHITEROCK INVESTMENTS, INC.

                         By: AMRESCO, INC., a Delaware
                             corporation, as attorney-in-fact


                             By:________________________________
                                  Thomas J. Andrus, as
                                  Treasurer

                                  AGENT:

                       NATIONSBANK OF TEXAS, N.A.,
                       a national banking association, as
                         Agent for Lenders


                        By:_____________________________________
                             Brian K. Schneider,
                             Vice President



                        REVOLVING LENDERS:

                        NATIONSBANK OF TEXAS, N.A., a
                        national banking association


                         By:_________________________________
                              Brian K. Schneider,
                              Vice President


                         BANK ONE, TEXAS, NA,
                         a national banking association


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         WELLS FARGO BANK (TEXAS), N.A.,
                         a national banking association


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         COMERICA BANK - TEXAS,
                         a state banking association


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         BANK UNITED,
                         a federal savings bank


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         THE BANK OF NEW YORK,
                         a national banking association


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         THE NIPPON CREDIT BANK, LTD.


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         FLEET BANK, N.A.,
                         a national banking association


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         THE SUMITOMO BANK, LTD.


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________


                         PNC BANK, KENTUCKY, INC.


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________
                         IMPERIAL BANK


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________



                         TERM LENDERS:


                         NATIONSBANK OF TEXAS, N.A., a
                         national banking association


                         By:____________________________________
                              Brian K. Schneider,
                              Vice President


                         ALLSTATE INSURANCE COMPANY


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________
                            Exhibit A

                            SCHEDULE I

                      LENDERS AND BORROWERS

I.  LENDERS, AGENT AND ARRANGER

    A.   AGENT:

         NationsBank of Texas, N.A.
         Commercial Banking Division
         901 Main Street, 7th Floor
         Dallas, Texas  75202
         Attn:  Brian Schneider
         Fax No.:  (214) 508-0388

    B.   ARRANGER:

         NationsBanc Capital Markets, Inc.
         901 Main Street, 66th Floor
         Dallas, Texas  75202
         Attn:  Joseph Siegel, Jr.
         Fax No.:  (214) 508-2881

    C.   REVOLVING LENDERS:

          NationsBank of Texas, N.A.
          901 Main Street, 7th Floor
          Dallas, Texas  75202
          Attn:  Brian Schneider
          Tel:  (214) 508-0365
          Fax:  (214) 508-3138

          Bank One, Texas, NA
          1717 Main Street, 4th Floor
          Dallas, Texas  75201
          Attn:  Kathleen C. Stewart
          Tel:  (214) 290-2709
          Fax:  (214) 290-2275

          with a copy of all notices to:
          Bank One, Texas, NA
          1717 Main Street, 4th Floor
          Dallas, Texas  75201
          Attn:  Kristin Blanchard
          Tel:  (214) 290-3028
          Fax:  (214) 290-2275

          Wells Fargo Bank (Texas), N.A.
          1445 Ross Avenue, 3rd Floor
          Dallas, Texas  75202
          Attn:  Craig T. Scheef
          Tel:  (214) 740-1548
          Fax:  (214) 740-1519


          Comerica Bank - Texas
          8828 Stemmons, Suite 441
          Dallas, Texas  75247
          Attn:  David Terry
          Tel:  (972) 841-4419
          Fax:  (972) 263-9837


          Bank United of Texas
          101 Ygnacio Valley Road
          Walnut Creek, CA  94596
          Attn:  Michael D. McAuley
          Tel:  (510) 210-8060
          Fax:  (510) 210-8065

          The Bank of New York
          One Wall Street, 17th Floor
          New York, New York  10286
          Attn:  Robert A. Tweed
          Tel:  (212) 635-6465
          Fax:  (212) 635-6468

          The Nippon Credit Bank, Ltd.
          New York Branch
          245 Park Avenue
          New York, New York 10167
          Attn:  Peter Amari
          Tel:  (212) 984-1319
          Fax:  (212) 490-3895

         Fleet Bank, N.A.
         592 5th Avenue
         New York, New York  10036
         Attn:  Robert Pierson

         The Sumitomo Bank, Limited
         1601 Elm Street, Suite 4250
         Dallas, Texas 75201
         Attn:  Michael R. Pavell

         PNC Bank, Kentucky, Inc.
         500 West Jefferson, Suite 1200
         Louisville, KY  40202
         Attn:  Janice Wallace

         Imperial Bank
         9920 S. LaCienega Blvd.
         Englewood, CA  90301
         Attn:  Rya Vadalma


    D.   TERM LENDERS:

          NationsBank of Texas, N.A.
          901 Main Street, 7th Floor
          Dallas, Texas  75202
          Attn:  Brian Schneider
          Tel:  (214) 508-0365
          Fax:  (214) 508-3138

          Allstate Insurance Companies
          3075 Sanders Road, Suite G3A
          Northbrook, IL  60062-7127
          Attn:  Jerry Zinkula





                       Revolving      Revolving
                         Loan           Loan        Participation
                      Commitment      Percentage      Fee Amount
                        Amount

Revolving Lenders:

NationsBank           $50,000,000     17.24138%        $100,000
Bank One              $45,000,000     15.51724%         $90,000
Wells Fargo           $25,000,000      8.62069%         $31,250
Comerica              $20,000,000      6.89655%         $15,000
Bank United           $30,000,000     10.34483%         $37,500
Bank of New York      $30,000,000     10.34483%         $37,500
Nippon Credit Bank    $15,000,000      5.17241%         $11,250
Sumitomo              $25,000,000      8.62069%         $62,500
Fleet                 $25,000,000      8.62069%         $62,500
PNC                   $15,000,000      5.17241%         $22,500
Imperial              $10,000,000      3.44828%         $15,000

  Total              $290,000,000          100%        $485,000




                       Term Loan
                      Commitment      Term Loan    Participation
                       Amount        Percentage     Fee Amount

Term Lenders:

Allstate             $10,000,000       40.00%         $25,000
*Indosuez            $15,000,000       60.00%         $37,500
 Total               $25,000,000         100%         $62,500


* -- These entities will become Term Lenders after assignment.

II. BORROWERS

    AFC EQUITIES, INC.
    AMRESCO ATLANTA INDUSTRIAL, INC.
    AMRESCO BUILDERS GROUP, INC.
    AMRESCO CANADA, INC.
    AMRESCO CAPITAL CORPORATION
    AMRESCO CAPITAL LIMITED, INC.
    AMRESCO CONSOLIDATION CORP. f/k/a AMRESCO
         MORTGAGE CAPITAL, INC.
    AMRESCO EQUITIES CANADA INC.
    AMRESCO FINANCIAL I, INC.
    AMRESCO FINANCIAL I, L.P.
    AMRESCO FUNDING CORPORATION
    AMRESCO INSTITUTIONAL, INC.
    AMRESCO INVESTMENTS, INC.
    AMRESCO JERSEY VENTURES LIMITED
    AMRESCO MANAGEMENT, INC.
    AMRESCO NEW ENGLAND, L.P.
    AMRESCO NEW ENGLAND II, L.P.
    AMRESCO NEW ENGLAND, INC.
    AMRESCO NEW ENGLAND II, INC.
    AMRESCO NEW HAMPSHIRE, INC.
    AMRESCO NEW HAMPSHIRE, L.P.
    AMRESCO OVERSEAS, INC. f/k/a AMRESCO SERVICES, INC.
    AMRESCO PORTFOLIO INVESTMENTS, INC.
    AMRESCO PRINCIPAL MANAGERS I, INC.
    AMRESCO PRINCIPAL MANAGERS II, INC.
    AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
    AMRESCO RESIDENTIAL CONDUIT, INC.
    AMRESCO RESIDENTIAL CREDIT CORPORATION
    AMRESCO RESIDENTIAL MORTGAGE CORPORATION
    AMRESCO RHODE ISLAND, INC.
    AMRESCO SERVICES CANADA INC.
    AMRESCO UK HOLDINGS LIMITED
    AMRESCO UK LIMITED
    AMRESCO UK VENTURES LIMITED
    AMRESCO VENTURES, INC. f/k/a AMRESCO GENERAL
         PARTNERS, INC.
    AMRESCO 1994-N2, INC.
    ASSET MANAGEMENT RESOLUTION COMPANY
    BEI 1992 - N1, INC.
    BEI 1993 - N3, INC.
    BEI 1994 - N1, INC.
    BEI MULTI-POOL, INC.
    BEI PORTFOLIO INVESTMENTS, INC.
    BEI PORTFOLIO MANAGERS, INC.
    BEI REAL ESTATE SERVICES, INC.
    BEI SANJAC, INC.
    CLC LEASING, INC.
    COMMONWEALTH TRUST DEED SERVICES, INC.
    COMMERCIAL LENDING CORPORATION
    ENT MIDWEST, INC.
    ENT NEW JERSEY, INC.
    ENT SOUTHERN CALIFORNIA, INC.
    EXPRESS FUNDING, INC.
    GRANITE EQUITIES, INC.
    HOLLIDAY FENOGLIO, INC.
    LIFETIME HOMES, INC., f/k/a LIFETIME HOMES OF
         NEW JERSEY, INC.
    OAK CLIFF FINANCIAL, INC.
    OLD MIDLAND HOUSE LIMITED
    PRESTON HOLLOW ASSET HOLDINGS, INC.
    QUALITY FNDING, INC.
    QUALITY TRUSTEE SERVICES, INC.
    SAVE-MORE INSURANCE SERVICES, INC.
    WHITEROCK INVESTMENTS, INC.

    c/o AMRESCO, INC.
    700 N. Pearl Street
    Suite 2400, LB 342
    Dallas, Texas  75201-7424
    Attn:  Treasurer
    Fax No.:  (214) 953-7757

                                 Exhibit B

                                SCHEDULE II



                  COMMITMENT FEE PERCENTAGE; LIBOR MARGIN



Senior Consolidated Funded Debt/    Qualified      Applicable    Commitment
     Adjusted EBITDA                Investment       LIBOR          Fee
                                      Rating         Margin     Percentages

Greater than 2.25 to 1.0            BB+/Ba1, or   (a) 175.0 b.p.   37.2 b.p.
                                     lower        (b) 225.0 b.p.

Less than or equal to 2.25 to 1.0,  BBB-/Baa3     (a) 150.0 b.p.   25.0 b.p.
but greater than 1.75 to 1.0                      (b) 200.0 b.p.

Less than or equal to 1.75 to 1.0,  BBB/Baa2      (a) 125.0 b.p.   25.0 b.p.
but greater than 1.25 to 1.0                      (b) 175.0 b.p.

Less than or equal to 1.25 to 1.0   A-/A3 or      (a) 100.0 b.p.   20.0 b.p.
                                     better       (b) 150.0 b.p.


(a) - The Applicable LIBOR Margin for the Revolving Credit Facility.
(b) - The Applicable LIBOR Margin for the Term Facility.



    Borrowers' Senior Consolidated Funded Debt to Adjusted EBITDA ratio shall be computed on a trailing four quarter basis. The applicable
LIBOR Margin or Commitment Fee Percentage shall be based on whichever of the Senior Consolidated Funded Debt to Adjusted EBITDA ratio or Qualified Investment Rating would produce the lowest LIBOR Margin or Commitment
Fee Percentage.